EXHIBIT 32

                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                     THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mediscience Technology Corp., (the "Company") on Form 10-QSB for the quarter ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Katevatis, Chairman of the Board and Chief Executive Officer of the Company, and I, Frank D. Benick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully  complies with the  requirements  of Section 13 (a) of 15
      (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/ Peter Katevatis
July 19, 2007                    -------------------------------------------
                                 Peter Katevatis
                                 Chairman of the Board and Chief Executive
                                 Officer



                                 /s/ Frank D. Benick
July 19, 2007                    -------------------------------------------
                                 Frank D. Benick
                                 Chief Financial Officer


A signed original of the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within this electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished in accordance with Securities and Exchange Commission Release Nos. 34-47551 and 34-47986 and shall not be considered "filed" as part of this 10-QSB.

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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